UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2020

Supernus Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35518		20-2590184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1550 East Gude Drive	Rockville	MD	20850
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (301) 838-2500

Not Applicable
(Former name or former address, if changed since last report.)

  Securities registered pursuant to Section 12(b) of the Exchange Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SUPN	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01                                           Other Events.

On January 21, 2020, Supernus Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration (FDA) has found the New Drug Application for SPN-812 for the treatment of children and adolescents with attention deficit hyperactivity disorder acceptable for review. The FDA has assigned a Prescription Drug User Fee Act target action date of November 8, 2020. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                                          Financial Statements and Exhibits.

(d)                                Exhibits

The following document is furnished as an Exhibit pursuant to Item 8.01 hereof:

Exhibit 99.1 — Press Release Dated January 21, 2020.

Exhibit 104 — The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERNUS PHARMACEUTICALS, INC.

DATED: January 23, 2020	By:	/s/ Gregory S. Patrick
Gregory S. Patrick
Senior Vice-President and Chief Financial Officer

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